EXHIBIT 99.1

For Immediate Release:	Media Contact:
December 21, 2021	Rachel DeAngelo | 813.387.6842
rdeangelo@baldwinriskpartners.com

BRP GROUP, INC. ANNOUNCES FOUR NEW APPOINTMENTS TO BOARD OF DIRECTORS
TAMPA, FL, December 21, 2021 (GLOBE NEWSWIRE) -- BRP Group, Inc. (“BRP Group”) (NASDAQ: BRP) today announced the appointments of Sunita Parasuraman, Ellyn J. Shook, Myron K. Williams, and Kristopher A. Wiebeck to its Board of Directors, effective January 1, 2022.
The appointments of Ms. Parasuraman, Ms. Shook, Mr. Williams, and Mr. Wiebeck expand the size of BRP Group’s Board of Directors from seven to eleven members, and the following changes will be made to the Committees of the Board of Directors:
•Ms. Parasuraman is being appointed to the Audit Committee, along with current member of the Board of Directors, Barbara Matas.
•Current member of the Board of Directors, Joseph Kadow, will step down from the Audit Committee but continue to serve as a member of the Board of Directors and Nominating and Corporate Governance Committee and as Chair of the Compensation Committee.
•Ms. Shook is being appointed to the Compensation Committee.
•Mr. Williams is being appointed to the Nominating and Corporate Governance Committee.
•Mr. Wiebeck is being appointed to the Executive Committee.
“We are privileged and ecstatic to have Sunita, Myron, Ellyn, and Kris join our Board of Directors,” said Lowry Baldwin, Chairman of the Board. “They individually and collectively represent the addition of new perspectives, unique life experiences, assiduously-honed business and professional acumen, and personal excellence that aligns closely with our Azimuth and further complements and accentuates the deep experience and varied complexion of our Board of Directors. Their mastery, individual passion, and curated insights will be invaluable in continuing to make our Board of Directors a powerful determinant in the execution and sustainable success of our quest to be the transcendent insurance and risk management brand.”
Trevor Baldwin, Chief Executive Officer and Director, said “The addition of Sunita, Myron, Ellyn, and Kris to our Board of Directors exemplifies our continued commitment to attracting exceptional talent to our business with a diverse range of experiences and skill sets that will contribute to our mission of building the leading insurance consulting and distribution platform of the future.”
Ms. Parasuraman currently serves as the Head of Investments, New Product Experimentation at Meta (Facebook), focused on investing in early-stage startups. Prior to that, she served as Facebook’s Global Head of Treasury and as Head of Treasury for Facebook’s blockchain initiative. She serves on the board and on the finance, governance, and nomination committees of the IIT Bombay Heritage Foundation. Ms. Parasuraman holds a bachelor’s degree in Engineering from the Indian Institute of Technology (IIT), Bombay, a master’s degree in Engineering from the University of Pennsylvania, and an M.B.A. from the University of California, Berkeley’s Haas School of Business.

Ms. Shook currently serves as the Chief Leadership and Human Resources Officer for Accenture, a global professional services company. She is focused on helping the 674,000 people of Accenture succeed both professionally and personally. Prior to that, Ms. Shook held Chief Human Resources and Global Human Resources roles with Accenture. She is a member of the World Economic Forum’s Global Shaper Community Foundation Board, the Women’s Leadership Board of the Women and Public Policy program at Harvard’s Kennedy School, and serves on the board of directors for Paradigm for Parity and the HR Policy Association. She also serves on the executive committee of the Professional Roundtable of CHROs and is active in both the NY Jobs CEO Council and HR50. Ms. Shook holds a B.S. from Purdue University.
Mr. Williams previously served as the Sales Strategy and Sales Operations President at United Parcel Service Inc. (UPS). In this role, he oversaw data analytics, sales budget, sales compensation and performance, CRM technology, business development, sales strategy and training, process improvement, negotiations, and executive presentations. Mr. Williams has extensive board experience. He has served or serves on the following boards: the MARCH (Mutual Alliance Restoring Community Hope Foundation) Board; VisionX, a Machine Vision and Machine Learning AI Company, as an Advisory Board Member; Atlanta Public Schools CTAE Board, as Chairman; the Career Training Agricultural and Education Board; the Business Administration & Economics Board at Morehouse College; the Albert W. Smith Scholarship Committee Board; The Center for Advance Logistics Management Board at Albany State University; and the 100 Black Men Board. Mr. Williams holds a B.B.A. from Albany State University in Albany, GA, and a M.B.A. from Florida Metropolitan University at Tampa College.
Mr. Wiebeck currently serves as Chief Strategy Officer at BRP Group, focused on strategic initiatives across the organization. He was appointed to Chief Strategy Officer from Chief Financial Officer at BRP Group. At various times over his tenure at BRP Group, Mr. Wiebeck has led the finance, accounting, legal, and Partnership functions of the organization, playing an integral role in the firm’s success since he joined in 2015. Prior to that, Mr. Wiebeck served as Senior Vice President at MMA Capital Management after beginning his career in the Advisory Services practice of PricewaterhouseCoopers. Mr. Wiebeck holds a bachelor’s and master’s degree in Accounting from the University of Florida. While at the University of Florida, he was an All-American student-athlete and graduate of the Honors Program.
ABOUT BRP GROUP, INC.
BRP Group, Inc. (NASDAQ: BRP) is an independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our Clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP Group represents over 700,000 clients across the United States and internationally. For more information, please visit www.baldwinriskpartners.com.
NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s Annual Report on Form 10-K for the year ended December 31, 2020 and in BRP Group’s other filings with the SEC, which are available free of charge on the Securities and Exchange Commission's website at: www.sec.gov, including those risks and other factors relevant to BRP Group’s business, financial condition and results of operations of BRP Group and factors related to the potential effects of the COVID-19 pandemic on BRP Group’s business, financial condition and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.
INVESTOR RELATIONS
Bonnie Bishop, Executive Director
Baldwin Risk Partners
(813) 259-8032 | IR@baldwinriskpartners.com

PRESS
Rachel DeAngelo, Communications Manager
Baldwin Risk Partners
(813) 387-6842 | rdeangelo@baldwinriskpartners.com